UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11. 2014

INTERCONTINENTALEXCHANGE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2014, IntercontinentalExchange Group, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2013. A copy of the press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

IntercontinentalExchange Group makes references to non-GAAP financial information in the attached press release. A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE GROUP, INC.

By:	/s/ Scott A. Hill
Scott A. Hill Chief Financial Officer

Date: February 11, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 11, 2014

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